UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 11, 2005
Dycom Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Florida	0-5423	59-1277135
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
11770 US Highway One, Suite 101
Palm Beach Gardens, Florida 33408
(Address of Principal Executive Offices) (Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 627-7171
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1 INDENTURE, DATED AS OF OCTOBER 11, 2005
EX-4.2 REGISTRATION RIGHTS AGREEMENT DATED AS OF OCTOBER 11, 2005

ITEM 1.01 Entry into a Material Definitive Agreement
On October 11, 2005, in connection with our offering of $150 million aggregate principal amount of our 8.125% Senior Subordinated Notes due 2015 (the “Notes”), Dycom Investments, Inc., the issuer of the notes, Dycom Industries, Inc. and certain of its subsidiaries, as guarantors, entered into an Indenture (the “Indenture”) with Wachovia Bank, National Association. Pursuant to the Indenture, Wachovia Bank, National Association will act as trustee, registrar and paying agent in respect of the Notes. The Notes bear interest at 8.125% per year, payable semiannually on April 15 and October 15, commencing on April 15, 2006. The Notes are unsecured senior subordinated obligations and will be subordinated to our senior indebtedness, including our existing senior credit facility. The Notes will be effectively subordinated to all of our existing and future secured indebtedness to the extent of the assets securing that indebtedness and to the indebtedness of our subsidiaries that do not guarantee the Notes.
Except as set forth below, the notes will not be redeemable at our option prior to October 15, 2010. At any time on or prior to October 15, 2008, we may on one or more occasions redeem up to 35% of the aggregate principal amount of notes issued under the indenture at a redemption price of 108.125% of their principal amount with the net cash proceeds of one or more equity offerings. At any time prior to October 15, 2010, we may also redeem all or a part of the notes, upon not less than 30 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of notes redeemed plus a make whole premium.
On or after October 15, 2010, at any time or from time to time, we may redeem all or a part of the notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

Year	Percentage
2010	104.063%
2011	102.031%
2012	101.016%
2013 and thereafter	100.000%
We are not required to make mandatory redemption or sinking fund payments with respect to the Notes. Upon the occurrence of a change in control (as defined in the Indenture), each holder of Notes may require us to repurchase all or a portion of the Notes in cash at a price equal to 101% of the principal amount of Notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of purchase. However, our existing credit facility limits our ability to repurchase the Notes prior to their maturity.
The Indenture contains covenants that limit, among other things, our and certain of our subsidiaries’ ability to (1) incur additional debt, (2) make certain restricted payments, (3) consummate specified asset sales, (4) enter into transactions with affiliates, (5) incur liens, (6) impose restrictions on the ability of our subsidiaries to pay dividends or make payments to us and our restricted subsidiaries, (7) enter into sale and leaseback transactions, (8) merge or consolidate with another person, and (9) dispose of all or substantially all of our assets. These covenants will no longer apply after such time as the Notes achieve an investment grade rating. The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.
The Notes are guaranteed fully and unconditionally on a senior subordinated basis by all of our subsidiaries that guarantee any credit facility. A subsidiary’s guarantee of the Notes will be released if its guarantee of a credit facility is released and in certain other circumstances.
In connection with the issue of the Notes, we have agreed pursuant to a registration rights agreement, dated as of October 11, 2005 (the “Registration Rights Agreement”), among Dycom Investments, Inc., Dycom Industries, Inc., the guarantors of the Notes and the initial purchasers of the Notes, to use our commercially reasonable efforts to register the Notes under the Securities Act so as to allow holders of the Notes to exchange the Notes for the same principal amount of a new issue of notes (the “Exchange Notes”) with substantially identical terms, except that the Exchange Notes will generally be freely transferable under the Securities Act and will not bear terms relating to the payment of additional interest. In addition, we have agreed to file, under certain circumstances, one or more shelf registration statements to cover resales of the Notes. If we fail to satisfy these obligations and our other obligations as set forth in the Registration Rights Agreement, we will be required to pay additional interest to the holders of the Notes.
The Indenture and the Registration Rights Agreement are filed as exhibits to this Current Report on Form 8-K. The descriptions of the material terms of the Indenture and the Registration Rights Agreement are qualified in their entirety by reference to such exhibits.
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information under Item 1.01 is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
     None.
(b) Pro forma financial information.
     None.
(c) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of October 11, 2005, between Dycom Investments, Inc., Dycom Industries, Inc., certain subsidiaries of Dycom Industries, Inc., as guarantors, and Wachovia Bank, National Association, as trustee.

4.2	Registration Rights Agreement, dated as of October 11, 2005, among Dycom Investments, Inc., Dycom Industries, Inc., certain subsidiaries of Dycom Industries, Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYCOM INDUSTRIES, INC.
Date: October 25, 2005	By:	/s/ Richard B. Vilsoet
Richard B. Vilsoet
Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture, dated as of October 11, 2005, between Dycom Investments, Inc., Dycom Industries, Inc., certain subsidiaries of Dycom Industries, Inc., as guarantors, and Wachovia Bank, National Association, as trustee.

4.2	Registration Rights Agreement, dated as of October 11, 2005, among Dycom Investments, Inc., Dycom Industries, Inc., certain subsidiaries of Dycom Industries, Inc., and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., as representatives.

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